UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2022

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC
Series W Warrants to Purchase Common Stock	PAVMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On February 22, 2022, the board of directors (the “Board”) of PAVmed Inc. (the “Company”) appointed Shaun O’Neil as the Company’s Chief Operating Officer.

Mr. O’Neil, 39, has been serving as the Company’s Chief Commercial Officer and Executive Vice President of Business Development since July 2018, and has also served as the Chief Commercial Officer of Lucid Diagnostics Inc. (NASD: LUCD), the Company’s majority owned subsidiary, since July 2018. Previously, from June 2011 to July 2018, Mr. O’Neil served in various roles of increasing responsibility for AngioDynamics (NASD: ANGO), first as Product Manager, then as Senior Product Manager and finally as Regional Business Manager. Before joining AngioDynamics, from October 2005 to June 2011, Mr. O’Neil served as a Product Manager and Sales and Service Engineer for Aycan Medical Systems. Mr. O’Neil earned his bachelor’s degree in business administration from Alfred University in 2004 and his master’s degree in business administration from Rochester Institute of Technology in 2011. Mr. O’Neil has not engaged in any transactions with the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K.

On February 22, 2022, in connection with Mr. O’Neil’s appointment, the Company entered into an employment agreement (an “Employment Agreement”) with him.

The Employment Agreement provides for an initial term that expires on February 22, 2025, which will automatically renew for additional one-year terms, unless either the Company or Mr. O’Neil provides notice of non-renewal at least 60 days prior to the end of the then-current term. The Employment Agreement provides for an annual base salary of $325,000 and an annual performance bonus of up to 50% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by the Board or the compensation committee of the Board.

In accordance with the Employment Agreement, the Company granted Mr. O’Neil a stock option award (the “Option”) to acquire 300,000 shares (the “Option Shares”) of the Company’s common stock under the Company’s 2014 Long-Term Incentive Plan. The Option has an exercise price of per share of $1.48, equal to the closing price of the Company’s common stock as of the date immediately prior to the date of the grant. The Option shall become exercisable as to 1/12 of the Option Shares on March 31, 2022 and shall become exercisable as to 1/12 of the Option Shares on the last day of each successive fiscal quarter for the following 11 fiscal quarters.

The Company may terminate Mr. O’Neil’s employment with “cause” (as such term is defined in the Employment Agreement) or without cause upon 30 days’ notice. Mr. O’Neil may terminate his employment with “good reason” (as such term is defined in the Employment Agreement) or without good reason upon 30 days’ notice to the Company. If Mr. O’Neil’s employment is terminated by the Company without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The Employment Agreement contains provisions protecting the Company’s confidential information and contains provisions restricting Mr. O’Neil’s ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of the Company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

The Company also entered into its standard form of indemnification agreement with Mr. O’Neil.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 24, 2022, the Company issued a press release announcing Mr. O’Neil’s appointment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under this Item 7.01, including the exhibit hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Employment Agreement with Shaun O’Neil
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2022	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer